UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 21, 2005

CITY HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-17733

West Virginia	55-0169957
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

25 Gatewater Road, Cross Lanes, WV 25313

(Address of Principal Executive Offices, Including Zip Code)

304-769-1100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

Charles R. (Skip) Hageboeck, President and CEO of City Holding Company (“the Company”) delivered presentations regarding the Company’s financial performance to institutional investors on June 21 and June 22, 2005.

Copies of the slides used in the presentation will be available on the Company’s web site cityholding.com and are attached as Exhibit 99.1 and incorporated herein by reference.

This report, which is furnished under Item 9.01 of Form 8-K, is not to be deemed an admission as to the materiality of any information in the report that is required to be disclosed by Regulation FD.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

99.1	Copies of slide presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY HOLDING COMPANY

Date: June 21, 2005

	By:	/s/ Charles R. Hageboeck
Charles R. Hageboeck
President and Chief Executive Officer